Business Combination - Summary of Purchase Consideration and the Provisional Fair Value of Goodwill Identifiable Assets and Liabilities of BHPP Acquired (Detail) - O C I Clean Ammonia Holding B V [Member] - USD ($)
$ in Millions
	Dec. 31, 2024	Aug. 05, 2024
Disclosure of detailed information about business combination [line items]
Cash and cash equivalents	$ 4
Receivables	720
Property, plant and equipment	936
Intangible assets	766
Other assets	2
Payables	(43)
Deferred tax liabilities	(168)
Provisions	(16)
Provisional fair value of net identifiable assets acquired	2,201
Goodwill arising on acquisition	169
Purchase consideration	2,370
Purchase consideration
Cash payment	1,900	$ 2,350
Contingent considerationt	470
Total purchase consideration	$ 2,370